UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

Form 8-K
Current Report

_______________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 5, 2013

Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 5.02 – Departure of Directors of Principal Officers; Election of Directors: Appointment of Principal Officers	3

Signatures	4

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 5, 2013, Holly L. Schreiber informed the Board of Directors of 1st Financial Services Corporation (the Company) of her decision to resign her positions of Executive Vice President, Chief Financial Officer, and Treasurer of the Company and its wholly owned subsidiary, Mountain 1st Bank & Trust Company.  Ms. Schreiber’s resignation, effective the end of August, was necessitated by an out-of-state move to be closer to family.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: August 5, 2013	By:	/s/ Michael G. Mayer
Michael G. Mayer
Chief Executive Officer

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